Filed under Rule 497(e)

Registration No. 333-53589

VALIC Company II (“VC II”)

Large Cap Value Fund (the “Fund”)

Supplement dated May 8, 2017, to the Fund’s Prospectus

dated January 1, 2017, as supplemented and amended to date

Janus Capital Management, LLC (“Janus”) currently serves as subadviser to the Fund and Perkins Investment Management LLC (“Perkins”), an affiliate of Janus, currently serves as sub-subadviser to the Fund. On or about May 30, 2017 (the “Effective Date”), Janus Capital Group, Inc. (“JCGI”), the ultimate parent entity of Janus, is expected to merge with Henderson Group plc (the “Merger”). As a result of the Merger, a newly formed entity, Janus Henderson Global Investors plc, will become the ultimate parent entity of Janus and Perkins.

The change in control of Janus resulting from the Merger will constitute an “assignment” of the subadvisory agreement between The Variable Annuity Life Insurance Company (“VALIC”) and Janus with respect to the Fund (the “Prior Subadvisory Agreement”), as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”). In accordance with the 1940 Act, and pursuant to the terms of the Prior Subadvisory Agreement, the Prior Subadvisory Agreement will terminate upon its assignment. In addition, pursuant to the terms of the sub-subadvisory agreement between Janus and Perkins with respect to the Fund (the “Prior Sub-Subadvisory Agreement”), the Prior Sub-Subadvisory Agreement will terminate upon the termination of the Prior Subadvisory Agreement. Generally, an assignment triggers a requirement to obtain shareholder approval of a new subadvisory agreement; however, pursuant to the terms of an exemptive order granted by the Securities and Exchange Commission, VALIC is permitted, under certain conditions and subject to Board approval, to enter into new subadvisory agreements with unaffiliated subadvisers without obtaining shareholder approval.

At an in-person meeting held on April 24-25, 2017, the Board of Trustees of VC II approved a new subadvisory agreement between VALIC and Janus (the “New Subadvisory Agreement”) and a new sub-subadvisory agreement between Janus and Perkins (the “New Sub-Subadvisory Agreement”) with respect to the Fund, each of which will become effective on the Effective Date. Neither Janus nor Perkins anticipates any change to the portfolio management team or other key personnel that provide services to the Fund as a result of the Merger. The level and scope of services to be rendered by Janus and Perkins and the fees payable by VALIC to Janus under the New Subadvisory Agreement will also remain the same.

Shareholders of record as of the close of business on May 31, 2017 will receive a notice that explains how to access an Information Statement, which will include more information about the Merger, the New Subadvisory Agreement and the New Sub-Subadvisory Agreement.

Upon the Effective Date, the following change to the Prospectus will become effective:

The first paragraph of the section entitled “Management – Investment Sub-Advisers – Janus Capital Management LLC (“Janus”)” is hereby deleted in its entirety and replaced with the following:

Janus is a wholly-owned subsidiary of Janus Henderson Global Investors plc, a publicly traded company with principal operations in financial asset management businesses that had approximately $138 billion in assets under management as of December 31, 2016. Janus (together with its predecessors) has served as an investment adviser since 1970.

Capitalized terms used but not defined herein shall have the meanings assigned to them by the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

Filed under Rule 497(e)

Registration No. 333-53589

VALIC Company II (“VC II”)

Large Cap Value Fund

Supplement dated May 8, 2017, to the Statement of Additional Information (“SAI”)

dated January 1, 2017, as supplemented and amended to date

Effective May 30, 2017, on page 54 of the SAI, the disclosure with respect to Janus Capital Management, LLC (“Janus”) in the first paragraph is deleted and replaced with the following:

Janus is a wholly-owned subsidiary of Janus Henderson Global Investors plc.

Capitalized terms used but not defined herein shall have the meanings assigned to them by the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.